UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2012

SPRINT NEXTEL CORPORATION
(Exact name of registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66,251
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 848-3280

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Amendments to Cowan, Elfman, Euteneuer, and Hesse Employment Agreements

            On November 18, 2012, November 16, 2012, November 20, 2012, and November 16, 2012, Sprint Nextel Corporation (the "Company") entered into amendments (each, a “Named Executive Amendment” and collectively, the “Named Executive Amendments”) with each of Keith O. Cowan, Steven L. Elfman, Joseph J. Euteneuer, and Daniel R. Hesse, respectively, to each executive's respective employment agreement.  In general the amendments limit the definition of “competitor,” as used in each such agreement, from those companies providing communications products or services similar to those the Company provides generally, to companies providing similar wireless products or services.

                The foregoing description of the Named Executive Amendments is not complete and is qualified in its entirety by reference to each Named Executive Amendment, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, hereto and are incorporated herein by reference.

Item 8.01 Other Events.

On November 20, 2012, the Company entered into the Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”) by and among the Company, the subsidiary guarantors, and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), which amends and supplements the Indenture, dated as of November 20, 2006, by and between the Company and the Trustee, as amended and supplemented (the “Indenture”).

The Seventh Supplemental Indenture effects certain amendments (the “Indenture Amendments”) to the Indenture pertaining to the Company's 8.375% Notes due 2017 (CUSIP No. 852061AF7), 11.500% Notes due 2021 (CUSIP Nos. 852061AM2 and 852061AH3), 9.000% Guaranteed Notes due 2018 (CUSIP Nos. 852061AK6 and U84691AB7), 9.125% Notes due 2017 (CUSIP Nos. 852061AP5 and U84691AC5), 7.000% Guaranteed Notes due 2020 (CUSIP Nos. 852061AQ3 and U84691AD3), and 7.000% Notes due 2020 (CUSIP No. 852061AR1) (collectively, the “Notes,” and each series of the Notes, a “Series”). Holders of a majority in aggregate principal amount of the outstanding Notes, voting as a single class, consented to the Indenture Amendments.

The Indenture Amendments amend the definition of “Change of Control” contained in the Indenture pertaining to each Series to provide an exception to the definition of “Change of Control” for transactions involving one or more “Permitted Holders,” which are defined in the Indenture Amendments to include SOFTBANK CORP. and its affiliates.

The Seventh Supplemental Indenture is attached hereto as Exhibit 4.1. The foregoing description of the Seventh Supplemental Indenture is qualified in its entirety by reference to the full text of the Seventh Supplemental Indenture, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.    Description

4.1	Seventh Supplemental Indenture, dated as of November 20, 2012, to the Indenture, dated as of November 20, 2006, between Sprint Nextel Corporation and The Bank of New York Mellon Trust Company, N.A.

10.1	Second Amendment to Amended and Restated Employment Agreement, dated November 18, 2012, by and between Sprint Nextel Corporation and Keith O. Cowan

10.2	First Amendment to Amended and Restated Employment Agreement, dated November 16, 2012, by and between Sprint Nextel Corporation and Steven L. Elfman

10.3	First Amendment to Employment Agreement, dated November 20, 2012, by and between Sprint Nextel Corporation and Joseph J. Euteneuer

10.4	First Amendment to Amended and Restated Employment Agreement, dated November 16, 2012, by and between Sprint Nextel Corporation and Daniel R. Hesse

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION

Date: November 20, 2012		/s/ Timothy O' Grady
	By:	Timothy O'Grady
Assistant Secretary

EXHIBIT INDEX

Exhibit No.    Description

4.1	Seventh Supplemental Indenture, dated as of November 20, 2012, to the Indenture, dated as of November 20, 2006, between Sprint Nextel Corporation and The Bank of New York Mellon Trust Company, N.A.

10.1	Second Amendment to Amended and Restated Employment Agreement, dated November 18, 2012, by and between Sprint Nextel Corporation and Keith O. Cowan

10.2	First Amendment to Amended and Restated Employment Agreement, dated November 16, 2012, by and between Sprint Nextel Corporation and Steven L. Elfman

10.3	First Amendment to Employment Agreement, dated November 20, 2012, by and between Sprint Nextel Corporation and Joseph J. Euteneuer

10.4	First Amendment to Amended and Restated Employment Agreement, dated November 16, 2012, by and between Sprint Nextel Corporation and Daniel R. Hesse